                                                       Exhibit 99.5
--------------------------------------------------------------------------------
                                                       Monthly Operating Report

  --------------------------------------
  CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS
  --------------------------------------

  --------------------------------------
  CASE NUMBER: 400-42145-BJH-11                        02/13/95, RWD, 2/96
  --------------------------------------

  --------------------------------------
  JUDGE: BARBARA J. HOUSER
  --------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: JANUARY 31, 2002


  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE
  UNITED STATES CODE, I DECLARE UNDER PENALTY OF
  PERJURY THAT I HAVE EXAMINED THE FOLLOWING
  MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH
  ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS
  AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS
  ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF
  THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS
  BASED ON ALL INFORMATION OF WHICH PREPARER HAS
  ANY KNOWLEDGE.

  RESPONSIBLE  PARTY:

  /s/ Drew Keith                              CHIEF FINANCIAL OFFICER
  -----------------------------------         -------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                TITLE

  DREW KEITH                                            2/20/2002
  -----------------------------------         -------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                      DATE

  PREPARER:

  /s/ Kevin K. Craig                          CONTROLLER, KITTY HAWK INC.
  -----------------------------------         -------------------------------
  ORIGINAL SIGNATURE OF PREPARER                         TITLE

  KEVIN K. CRAIG                                        2/20/2002
  -----------------------------------         -------------------------------
  PRINTED NAME OF PREPARER                               DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

  ------------------------------------
  CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-1
  ------------------------------------

  ------------------------------------
  CASE NUMBER: 400-42145-BJH-11                      02/13/95, RWD, 2/96
  ------------------------------------

  -------------------------------------------------------

  COMPARATIVE BALANCE SHEET
  ----------------------------------------------------------------------------------------------------------
                                          SCHEDULE            MONTH             MONTH            MONTH
                                                         ---------------------------------------------------
  ASSETS                                   AMOUNT         JANUARY, 2002    FEBRUARY, 2002     MARCH, 2002
  ----------------------------------------------------------------------------------------------------------
  1.   UNRESTRICTED CASH                                  $       9,001                                $0
  ----------------------------------------------------------------------------------------------------------
  2.   RESTRICTED CASH                                    $           0                                $0
  ----------------------------------------------------------------------------------------------------------
  3.   TOTAL CASH                         $           0   $       9,001                $0              $0
  ----------------------------------------------------------------------------------------------------------
  4.   ACCOUNTS RECEIVABLE NET)           $  41,314,895   $  18,429,152                                $0
  ----------------------------------------------------------------------------------------------------------
  5.   INVENTORY                                          $           0                                $0
  ----------------------------------------------------------------------------------------------------------
  6.   NOTES RECEIVABLE                                   $           0                                $0
  ----------------------------------------------------------------------------------------------------------
  7.   PREPAID EXPENSES                   $      35,445   $           0                                $0
  ----------------------------------------------------------------------------------------------------------
  8.   OTHER (ATTACH LIST)                $ 102,257,281   $   3,516,322                                $0
  ----------------------------------------------------------------------------------------------------------
  9.   TOTAL CURRENT ASSETS               $ 143,607,621   $  21,954,475                $0              $0
  ----------------------------------------------------------------------------------------------------------
  10.  PROPERTY, PLANT & EQUIPMENT        $   2,455,211   $   4,753,185                                $0
  ----------------------------------------------------------------------------------------------------------
  11.  LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                             $   3,103,505                                $0
  ----------------------------------------------------------------------------------------------------------
  12.  NET PROPERTY, PLANT  &
       EQUIPMENT                          $   2,455,211   $   1,649,680                $0              $0
  ----------------------------------------------------------------------------------------------------------
  13.  DUE FROM INSIDERS                                  $           0                $0              $0
  ----------------------------------------------------------------------------------------------------------
  14.  OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                         $           0                $0              $0
  ----------------------------------------------------------------------------------------------------------
  15.  OTHER (ATTACH LIST)                                $           0                $0              $0
  ----------------------------------------------------------------------------------------------------------
  16.  TOTAL ASSETS                       $ 146,062,832   $  23,604,155                $0              $0
  ----------------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  ----------------------------------------------------------------------------------------------------------
  17.  ACCOUNTS PAYABLE                                   $     260,122                                $0
  ----------------------------------------------------------------------------------------------------------
  18.  TAXES PAYABLE                                      $     238,328                                $0
  ----------------------------------------------------------------------------------------------------------
  19.  NOTES PAYABLE                                      $           0                                $0
  ----------------------------------------------------------------------------------------------------------
  20.  PROFESSIONAL FEES                                  $           0                                $0
  ----------------------------------------------------------------------------------------------------------
  21.  SECURED DEBT                                       $           0                                $0
  ----------------------------------------------------------------------------------------------------------
  22.  OTHER (ATTACH LIST)                                 ($18,480,480)                               $0
  ----------------------------------------------------------------------------------------------------------
  23.  TOTAL POSTPETITION
       LIABILITIES                                         ($17,982,030)               $0              $0
  ----------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  ----------------------------------------------------------------------------------------------------------
  24.  SECURED DEBT                                       $           0                                $0
  ----------------------------------------------------------------------------------------------------------
  25.  PRIORITY DEBT                      $     496,687   $           0                                $0
  ----------------------------------------------------------------------------------------------------------
  26.  UNSECURED DEBT                     $  78,864,376   $   5,058,160                                $0
  ----------------------------------------------------------------------------------------------------------
  27.  OTHER (ATTACH LIST)                                $   4,927,729                                $0
  ----------------------------------------------------------------------------------------------------------
  28.  TOTAL PREPETITION LIABILITIES      $  79,361,063   $   9,985,889                $0              $0
  ----------------------------------------------------------------------------------------------------------
  29.  TOTAL LIABILITIES                  $  79,361,063     ($7,996,141)               $0              $0
  ----------------------------------------------------------------------------------------------------------
  EQUITY
  ----------------------------------------------------------------------------------------------------------
  30.  PREPETITION OWNERS' EQUITY                         $  61,741,245                                $0
  ----------------------------------------------------------------------------------------------------------
  31.  POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                    ($30,140,949)                               $0
  ----------------------------------------------------------------------------------------------------------
  32.  DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)                               $           0                                $0
  ----------------------------------------------------------------------------------------------------------
  33.  TOTAL EQUITY                       $           0   $  31,600,296                $0              $0
  ----------------------------------------------------------------------------------------------------------
  34.  TOTAL LIABILITIES &
       OWNERS' EQUITY                     $  79,361,063   $  23,604,155                $0              $0
  ----------------------------------------------------------------------------------------------------------
                                                          $           0                $0              $0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

  ------------------------------------
  CASE NAME: KITTY HAWK CARGO, INC               ACCRUAL BASIS-2
  ------------------------------------

  ------------------------------------
  CASE NUMBER: 400-42145-BJH-11                      02/13/95, RWD, 2/96
  ------------------------------------

  -------------------------------------------
  INCOME STATEMENT
  ---------------------------------------------------------------------------------------------------------------------
                                                   MONTH              MONTH           MONTH          QUARTER
                                             -----------------------------------------------------
  REVENUES                                     JANUARY, 2002     FEBRUARY, 2002    MARCH, 2002        TOTAL
  ---------------------------------------------------------------------------------------------------------------------
  1.   GROSS REVENUES                           $  7,984,918                                $0          $  7,984,918
  ---------------------------------------------------------------------------------------------------------------------
  2.   LESS: RETURNS & DISCOUNTS                $          0                                $0          $          0
  ---------------------------------------------------------------------------------------------------------------------
  3.   NET REVENUE                              $  7,984,918                 $0             $0          $  7,984,918
  ---------------------------------------------------------------------------------------------------------------------
  COST OF GOODS SOLD
  ---------------------------------------------------------------------------------------------------------------------
  4.   MATERIAL                                 $          0                                $0          $          0
  ---------------------------------------------------------------------------------------------------------------------
  5.   DIRECT LABOR                             $          0                                $0          $          0
  ---------------------------------------------------------------------------------------------------------------------
  6.   DIRECT OVERHEAD                          $          0                                $0          $          0
  ---------------------------------------------------------------------------------------------------------------------
  7.   TOTAL COST OF GOODS SOLD                 $          0                 $0             $0          $          0
  ---------------------------------------------------------------------------------------------------------------------
  8.   GROSS PROFIT                             $  7,984,918                 $0             $0          $  7,984,918
  ---------------------------------------------------------------------------------------------------------------------
  OPERATING EXPENSES
  ---------------------------------------------------------------------------------------------------------------------
  9.   OFFICER / INSIDER COMPENSATION           $     10,417                                $0          $     10,417
  ---------------------------------------------------------------------------------------------------------------------
  10.  SELLING & MARKETING                      $        544                                $0          $        544
  ---------------------------------------------------------------------------------------------------------------------
  11.  GENERAL & ADMINISTRATIVE                 $  1,448,011                                $0          $  1,448,011
  ---------------------------------------------------------------------------------------------------------------------
  12.  RENT & LEASE                             $    317,684                                $0          $    317,684
  ---------------------------------------------------------------------------------------------------------------------
  13.  OTHER (ATTACH LIST)                      $  8,847,358                                $0          $  8,847,358
  ---------------------------------------------------------------------------------------------------------------------
  14.  TOTAL OPERATING EXPENSES                 $ 10,624,014                 $0             $0          $ 10,624,014
  ---------------------------------------------------------------------------------------------------------------------
  15.  INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                          ($2,639,096)                $0             $0           ($2,639,096)
  ---------------------------------------------------------------------------------------------------------------------
  OTHER INCOME & EXPENSES
  ---------------------------------------------------------------------------------------------------------------------
  16.  NON-OPERATING INCOME (ATT. LIST)                ($271)                               $0                 ($271)
  ---------------------------------------------------------------------------------------------------------------------
  17.  NON-OPERATING EXPENSE (ATT. LIST)        $          0                                $0          $          0
  ---------------------------------------------------------------------------------------------------------------------
  18.  INTEREST EXPENSE                         $          0                                $0          $          0
  ---------------------------------------------------------------------------------------------------------------------
  19.  DEPRECIATION / DEPLETION                 $     50,058                                $0          $     50,058
  ---------------------------------------------------------------------------------------------------------------------
  20.  AMORTIZATION                             $          0                                $0          $          0
  ---------------------------------------------------------------------------------------------------------------------
  21.  OTHER (ATTACH LIST)                      $          0                                $0          $          0
  ---------------------------------------------------------------------------------------------------------------------
  22.  NET OTHER INCOME & EXPENSES              $     49,787                 $0             $0          $     49,787
  ---------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ---------------------------------------------------------------------------------------------------------------------
  23.  PROFESSIONAL FEES                        $          0                 $0             $0          $          0
  ---------------------------------------------------------------------------------------------------------------------
  24.  U.S. TRUSTEE FEES                        $          0                 $0             $0          $          0
  ---------------------------------------------------------------------------------------------------------------------
  25.  OTHER (ATTACH LIST)                      $          0                 $0             $0          $          0
  ---------------------------------------------------------------------------------------------------------------------
  26.  TOTAL REORGANIZATION EXPENSES            $          0                 $0             $0          $          0
  ---------------------------------------------------------------------------------------------------------------------
  27.  INCOME TAX                                ($1,075,553)                               $0           ($1,075,553)
  ---------------------------------------------------------------------------------------------------------------------
  28.  NET PROFIT (LOSS)                         ($1,613,330)                $0             $0           ($1,613,330)
  ---------------------------------------------------------------------------------------------------------------------
                                                $          0                 $0             $0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

  ----------------------------------------
  CASE NAME: KITTY HAWK CARGO, INC             ACCRUAL BASIS-3
  ----------------------------------------

  ----------------------------------------
  CASE NUMBER: 400-42145-BJH-11                    02/13/95, RWD, 2/96
  ----------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                                      MONTH                MONTH               MONTH              QUARTER
                                                  -------------------------------------------------------------
  DISBURSEMENTS                                       JANUARY, 2002       FEBRUARY, 2002        MARCH, 2002           TOTAL
  ----------------------------------------------------------------------------------------------------------------------------
  1.   CASH - BEGINNING OF MONTH                      $      9,129            $9,001              $9,001         $      9,129
  ----------------------------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  ----------------------------------------------------------------------------------------------------------------------------
  2.   CASH SALES                                     $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  ----------------------------------------------------------------------------------------------------------------------------
  3.   PREPETITION                                    $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  4.   POSTPETITION                                   $  6,624,011            $    0              $    0         $  6,624,011
  ----------------------------------------------------------------------------------------------------------------------------
  5.   TOTAL OPERATING RECEIPTS                       $  6,624,011            $    0              $    0         $  6,624,011
  ----------------------------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  ----------------------------------------------------------------------------------------------------------------------------
  6.   LOANS & ADVANCES (ATTACH LIST)                 $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  7.   SALE OF ASSETS                                 $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  8.   OTHER (ATTACH LIST)                             ($6,624,139)           $    0              $    0          ($6,624,139)
  ----------------------------------------------------------------------------------------------------------------------------
  9.   TOTAL NON-OPERATING RECEIPTS                    ($6,624,139)           $    0              $    0          ($6,624,139)
  ----------------------------------------------------------------------------------------------------------------------------
  10.  TOTAL RECEIPTS                                        ($128)           $    0              $    0                ($128)
  ----------------------------------------------------------------------------------------------------------------------------
  11.  TOTAL CASH AVAILABLE                           $      9,001            $9,001              $9,001         $      9,001
  ----------------------------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  ----------------------------------------------------------------------------------------------------------------------------
  12.  NET PAYROLL                                    $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  13.  PAYROLL TAXES PAID                             $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  14.  SALES, USE & OTHER TAXES PAID                  $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  15.  SECURED/RENTAL/LEASES                          $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  16.  UTILITIES                                      $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  17.  INSURANCE                                      $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  18.  INVENTORY PURCHASES                            $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  19.  VEHICLE EXPENSES                               $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  20.  TRAVEL                                         $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  21.  ENTERTAINMENT                                  $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  22.  REPAIRS & MAINTENANCE                          $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  23.  SUPPLIES                                       $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  24.  ADVERTISING                                    $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  25.  OTHER (ATTACH LIST)                            $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  26.  TOTAL OPERATING DISBURSEMENTS                  $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ----------------------------------------------------------------------------------------------------------------------------
  27.  PROFESSIONAL FEES                              $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  28.  U.S. TRUSTEE FEES                              $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  29.  OTHER (ATTACH LIST)                            $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  30.  TOTAL REORGANIZATION EXPENSES                  $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  31.  TOTAL DISBURSEMENTS                            $          0            $    0              $    0         $          0
  ----------------------------------------------------------------------------------------------------------------------------
  32.  NET CASH FLOW                                         ($128)           $    0              $    0                ($128)
  ----------------------------------------------------------------------------------------------------------------------------
  33.  CASH - END OF MONTH                            $      9,001            $9,001              $9,001         $      9,001
  ----------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ------------------------------------
        CASE NAME: KITTY HAWK CARGO, INC              ACCRUAL BASIS-4
        ------------------------------------

        ------------------------------------
        CASE NUMBER: 400-42145-BJH-11                   02/13/95, RWD, 2/96
        ------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                           SCHEDULE                 MONTH              MONTH               MONTH
                                                                            --------------------------------------------------------
        ACCOUNTS RECEIVABLE AGING                           AMOUNT               JANUARY, 2002     FEBRUARY, 2002       MARCH, 2002
        ----------------------------------------------------------------------------------------------------------------------------
        1.      0-30                                            $21,518,319        $10,665,912                 $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      31-60                                           $14,127,296        $   134,896                 $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      61-90                                           $ 2,070,404        $    37,016                 $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      91+                                             $ 3,598,876        $ 5,549,486                 $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                       $41,314,895        $16,387,310                 $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT CONSIDERED UNCOLLECTIBLE
        ----------------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                       $41,314,895        $16,387,310                 $0                $0
        ----------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------

        AGING OF POSTPETITION TAXES AND PAYABLES                                 MONTH: JANUARY, 2002
                                                                                        -------------------------------------

        ---------------------------------------------------------------------------------------------------------------------
                                                      0-30          31-60          61-90            91+
        TAXES PAYABLE                                 DAYS          DAYS           DAYS            DAYS           TOTAL
        ---------------------------------------------------------------------------------------------------------------------
        1.      FEDERAL                                 $238,328                                                    $238,328
        ---------------------------------------------------------------------------------------------------------------------
        2.      STATE                                                                                               $      0
        ---------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                                                                                               $      0
        ---------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)                                                                                 $      0
        ---------------------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE                     $238,328       $     0        $     0        $      0       $238,328
        ---------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE                        $ 95,760       $38,283        $16,067        $110,012       $260,122
        ---------------------------------------------------------------------------------------------------------------------

                                                                                                                    $      0

        ---------------------------------------------------------------------

        STATUS OF POSTPETITION TAXES                                                       MONTH: JANUARY, 2002
                                                                                                  -------------------------------

        -------------------------------------------------------------------------------------------------------------------------
                                                                        BEGINNING        AMOUNT                        ENDING
                                                                           TAX        WITHHELD AND/     AMOUNT           TAX
        FEDERAL                                                         LIABILITY*     0R ACCRUED        PAID         LIABILITY
        -------------------------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                                             $      0                                      $      0
        -------------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                                           $      0                                      $      0
        -------------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                                           $      0                                      $      0
        -------------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                                              $      0                                      $      0
        -------------------------------------------------------------------------------------------------------------------------
        5.      INCOME                                                    $      0                                      $      0
        -------------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                                       $142,547        $463,970       $368,189       $238,328
        -------------------------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                                       $142,547        $463,970       $368,189       $238,328
        -------------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        -------------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                                               $      0                                      $      0
        -------------------------------------------------------------------------------------------------------------------------
        9.      SALES                                                     $      0                                      $      0
        -------------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                                                    $      0                                      $      0
        -------------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                                              $      0                                      $      0
        -------------------------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                                             $      0                                      $      0
        -------------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                                         $      0                                      $      0
        -------------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                                       $      0                                      $      0
        -------------------------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                                       $      0        $      0       $      0       $      0
        -------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                                               $142,547        $463,970       $368,189       $238,328
        -------------------------------------------------------------------------------------------------------------------------

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        -------------------------------------
        CASE NAME: KITTY HAWK CARGO, INC          ACCRUAL BASIS-5
        -------------------------------------

        -------------------------------------
        CASE NUMBER: 400-42145-BJH-11                   02/13/95, RWD, 2/96
        -------------------------------------


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                           MONTH: JANUARY, 2002
                                                                                  --------------------------------------------------
        -------------------------------------------------
        BANK RECONCILIATIONS

                                                                Account #1             Account #2      Account #3
        ----------------------------------------------------------------------------------------------------------------------------
        A.          BANK:                                Bank One
        -------------------------------------------------------------------------------------------------------------
        B.          ACCOUNT NUMBER:                                    1559691298                                      TOTAL
        -------------------------------------------------------------------------------------------------------------
        C.          PURPOSE (TYPE):                      Operations Account
        ----------------------------------------------------------------------------------------------------------------------------
        1.       BALANCE PER BANK STATEMENT                          $    0                                               $    0
        ----------------------------------------------------------------------------------------------------------------------------
        2.       ADD: TOTAL DEPOSITS NOT CREDITED                    $    0                                               $    0
        ----------------------------------------------------------------------------------------------------------------------------
        3.       SUBTRACT: OUTSTANDING CHECKS                        $    0                                               $    0
        ----------------------------------------------------------------------------------------------------------------------------
        4.       OTHER RECONCILING ITEMS                             $3,251                                               $3,251
        ----------------------------------------------------------------------------------------------------------------------------
        5.       MONTH END BALANCE PER BOOKS                         $3,251                    $0              $0         $3,251
        ----------------------------------------------------------------------------------------------------------------------------
        6.       NUMBER OF LAST CHECK WRITTEN
        ----------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------
        INVESTMENT ACCOUNTS

        ----------------------------------------------------------------------------------------------------------------------------
                                                                    DATE OF          TYPE OF        PURCHASE             CURRENT
        BANK, ACCOUNT NAME & NUMBER                                 PURCHASE       INSTRUMENT         PRICE               VALUE
        ----------------------------------------------------------------------------------------------------------------------------
        7.       N/A
        ----------------------------------------------------------------------------------------------------------------------------
        8.
        ----------------------------------------------------------------------------------------------------------------------------
        9.
        ----------------------------------------------------------------------------------------------------------------------------
        10.
        ----------------------------------------------------------------------------------------------------------------------------
        11.      TOTAL INVESTMENTS                                                                        $0              $    0
        ----------------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------
        CASH
        -------------------------------------------------
        ----------------------------------------------------------------------------------------------------------------------------
        12.      CURRENCY ON HAND                                                                                         $5,750
        ----------------------------------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------------------------------
        13.      TOTAL CASH - END OF MONTH                                                                                $9,001
        ----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Monthly Operating Report

   ---------------------------------------
   CASE NAME: KITTY HAWK CARGO, INC           ACCRUAL BASIS-6
   ---------------------------------------

   ---------------------------------------
   CASE NUMBER: 400-42145-BJH-11                 02/13/95, RWD, 2/96
   ---------------------------------------

                                                 MONTH: JANUARY, 2002

   ---------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   ---------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -------------------------------------------------------------------------
                                     INSIDERS
   -------------------------------------------------------------------------
                                TYPE OF                AMOUNT    TOTAL PAID
                NAME            PAYMENT                 PAID      TO DATE
   -------------------------------------------------------------------------
   1.  Toby Skaar          Salary                     $ 10,417    $348,581
   -------------------------------------------------------------------------
   2.
   -------------------------------------------------------------------------
   3.
   -------------------------------------------------------------------------
   4.
   -------------------------------------------------------------------------
   5.
   -------------------------------------------------------------------------
   6.  TOTAL PAYMENTS
       TO INSIDERS                                    $ 10,417    $348,581
   -------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------
                                              PROFESSIONALS
   ---------------------------------------------------------------------------------------------------
                           DATE OF COURT                                                      TOTAL
                         ORDER AUTHORIZING             AMOUNT     AMOUNT     TOTAL PAID      INCURRED
                NAME          PAYMENT                 APPROVED     PAID        TO DATE      & UNPAID *
   ---------------------------------------------------------------------------------------------------
   1.  SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
   ---------------------------------------------------------------------------------------------------
   2.
   ---------------------------------------------------------------------------------------------------
   3.
   ---------------------------------------------------------------------------------------------------
   4.
   ---------------------------------------------------------------------------------------------------
   5.
   ---------------------------------------------------------------------------------------------------
   6.  TOTAL PAYMENTS
       TO PROFESSIONALS                               $      0    $      0      $      0       $    0
   ---------------------------------------------------------------------------------------------------

   * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -----------------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
   PROTECTION PAYMENTS
   -----------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------
                                                      SCHEDULED   AMOUNTS
                                                       MONTHLY     PAID         TOTAL
                                                      PAYMENTS    DURING        UNPAID
                       NAME OF CREDITOR                  DUE       MONTH     POSTPETITION
   ---------------------------------------------------------------------------------------
   1.   National City Bank & Ft Wayne - Allen County  $184,377    $ 15,602      $168,775
   ---------------------------------------------------------------------------------------
   2.   Ridgely - City of Philadelphia - PHL          $ 26,274    $ 26,274      $      0
   ---------------------------------------------------------------------------------------
   3.   Continental Airlines - EWR                    $ 21,762    $ 21,762      $      0
   ---------------------------------------------------------------------------------------
   4.   City of Los Angeles - LAX                     $  6,019    $  6,019      $      0
   ---------------------------------------------------------------------------------------
   5.   Airport Group Int'l - ATL                     $ 11,200    $ 11,200      $      0
   ---------------------------------------------------------------------------------------
   6.   TOTAL                                         $249,632    $ 80,857      $168,775
   ---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Monthly Operating Report

   ------------------------------------
   CASE NAME: KITTY HAWK CARGO, INC        ACCRUAL BASIS-7
   ------------------------------------

   ------------------------------------
   CASE NUMBER: 400-42145-BJH-11                 02/13/95, RWD, 2/96
   ------------------------------------

                                             MONTH: JANUARY, 2002
                                                    ----------------------------

   --------------------------
   QUESTIONNAIRE

   -----------------------------------------------------------------------------
                                                                   YES       NO
   -----------------------------------------------------------------------------
   1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                      X
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
   -----------------------------------------------------------------------------
   2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                        X
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
   -----------------------------------------------------------------------------
   3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                 X
       LOANS) DUE FROM RELATED PARTIES?
   -----------------------------------------------------------------------------
   4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                X
       THIS REPORTING PERIOD?
   -----------------------------------------------------------------------------
   5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                      X
       DEBTOR FROM ANY PARTY?
   -----------------------------------------------------------------------------
   6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                          X
   -----------------------------------------------------------------------------
   7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                    X
       PAST DUE?
   -----------------------------------------------------------------------------
   8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                      X
   -----------------------------------------------------------------------------
   9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                            X
   -----------------------------------------------------------------------------
   10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                        X
       DELINQUENT?
   -----------------------------------------------------------------------------
   11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                       X
       REPORTING PERIOD?
   -----------------------------------------------------------------------------
   12. ARE ANY WAGE PAYMENTS PAST DUE?                                       X
   -----------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------


   --------------------------
   INSURANCE
   -----------------------------------------------------------------------------
                                                                   YES       NO
   -----------------------------------------------------------------------------
   1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER        X
      NECESSARY INSURANCE COVERAGES IN EFFECT?
   -----------------------------------------------------------------------------
   2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                        X
   -----------------------------------------------------------------------------
   3. PLEASE ITEMIZE POLICIES BELOW.
   -----------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------


   -----------------------------------------------------------------------------
                                   INSTALLMENT PAYMENTS
   -----------------------------------------------------------------------------
            TYPE OF                                               PAYMENT AMOUNT
             POLICY             CARRIER            PERIOD COVERED  & FREQUENCY
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
    SEE KITTY HAWK, INC. MOR - CASE #00-42141-BJH-11
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   --------------------------------------------------
   CASE NAME:  Kitty Hawk Cargo, Inc.                  FOOTNOTES SUPPLEMENT
   --------------------------------------------------

   --------------------------------------------------
   CASE NUMBER: 400-42145-BJH-11                       ACCRUAL BASIS
   --------------------------------------------------

                                              MONTH:        JANUARY, 2002
                                                    ----------------------------

   -------------------------------------------------------------------------------------------------------------
   ACCRUAL BASIS       LINE
    FORM NUMBER       NUMBER                                  FOOTNOTE / EXPLANATION
   -------------------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------
         6                        All Professional fees related to the Reorganization of the Company are
   -------------------------------------------------------------------------------------------------------------
                                     disbursed out of Kitty Hawk, Inc. (Parent Company). Refer to Case #
   -------------------------------------------------------------------------------------------------------------
                                     400-42141
   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------
         7                        All insurance plans related to the Company are carried at Kitty Hawk, Inc.
   -------------------------------------------------------------------------------------------------------------
                                     (Parent Company). Refer to Case # 400-42141.
   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------
         3               3        The current general ledger system is not able to provide a detail of
   -------------------------------------------------------------------------------------------------------------
                                     customer cash receipts segregated by prepetion accounts receivable and
   -------------------------------------------------------------------------------------------------------------
                                     post petition accounts receivable. Therefore, cash receipts is provided
   -------------------------------------------------------------------------------------------------------------
                                     in total for the month.
   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------
         3               8        All cash received into the Company cash accounts is swept each night to
   -------------------------------------------------------------------------------------------------------------
                                     Kitty Hawk, Inc. Master Account (see Case# 400-42141).
   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------
         3               31       All disbursements (either by wire transfer or check), including payroll are
   -------------------------------------------------------------------------------------------------------------
                                     disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------
         4               6        All assessment of uncollectible accounts receivable are done
   -------------------------------------------------------------------------------------------------------------
                                     at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
   -------------------------------------------------------------------------------------------------------------
                                     are recorded at Inc. and pushed down to Inc.'s subsidiaries
   -------------------------------------------------------------------------------------------------------------
                                     as deemed necessary.
   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------
         4               7        The A/R aging does not reconcile to the general ledger due to historical
   -------------------------------------------------------------------------------------------------------------
                                     system problems.  In addition, A/R aging is for Trade A/R only.
   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------
         4               6        Accounts payable on the aging are in the 60 and 90 day categories due to wire
   -------------------------------------------------------------------------------------------------------------
                                     transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
   -------------------------------------------------------------------------------------------------------------
                                     aging and invoices on Kitty Hawk Cargo Aging. Company is working on
   -------------------------------------------------------------------------------------------------------------
                                     clearing these items.
   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------
         4               1        Status of Postpetition Taxes - Kitty Hawk Cargo Payroll was transferred to
   -------------------------------------------------------------------------------------------------------------
                                     Aircargo's payroll  in January, 2001 (case #00-42142-BJH-11)
   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------
         6            Insiders    Payments to insiders include a portion of the Court approved retention
   -------------------------------------------------------------------------------------------------------------
                                     payments in the month of January.
   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------
         6             Leases     EWR station & Lessor was changed to Continental; ATL rent paid 8/30, G/L 9/01
   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------
         6             Leases     FWA Building Rent Deferred By Agreement with National City Bank
   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 400-42145-BJH-11

Details of Other Items                                  JANUARY, 2002


ACCRUAL BASIS-1

8.  OTHER (ATTACH LIST)                                 $  3,516,322  Reported
                                                        ------------
      Net of all I/C Accts Receivable/Payable                712,624
      Intangibles - Other                                    154,458
      Note Receivable - AFL                                2,322,424
      Pre-Paid Insurance                                           -
      Pre-Paid Misc                                           23,368
      Deposits                                               303,448
                                                        ------------
                                                           3,516,322  Detail
                                                        ------------
                                                                   -  Difference
                                                        ------------


22. OTHER (ATTACH LIST)                                  (18,480,480) Reported
                                                        ------------
      Accrued Liabilities                                  1,698,702
      Accrued Salaries & PR Taxes                                  -
      Less:  FET Taxes Payable (Line 18)                    (238,328)
      Post-petition Fed Inc Tax                          (19,940,854)
                                                        ------------
         *** FET recorded in Taxes Payable               (18,480,480) Detail
                                                        ------------
                                                                   -  Difference
                                                        ------------


27. OTHER (ATTACH LIST)                                 $  4,927,729  Reported
                                                        ------------
      Pre-petition Fed Inc Tax                             4,018,643
      Pre-petition Deposits                                  479,840
      Pre-petition Taxes Other                                     -
      Pre-petition Accrued Liabilities                       429,246
                                                        ------------
                                                           4,927,729  Detail
                                                        ------------
                                                                   -  Difference
                                                        ------------


ACCRUAL BASIS-2
13. OTHER (ATTACH LIST)                                 $  8,847,358  Reported
                                                        ------------
      Aircraft Costs                                         400,289
      I/C Aircraft Costs (KHA)                             4,553,859
      KHC Ground Handling (Operations Payroll)               659,678
      Outstation Ground Handling                             988,750
      Trucking Costs                                         374,499
      Fuel                                                 1,751,128
      Contract Labor                                               -
      Other                                                  119,155
                                                        ------------
                                                           8,847,358  Detail
                                                        ------------
                                                                   -  Difference

16  NON-OPERATING INCOME (ATTACH  LIST)                        ($271) Reported
                                                        ------------
      Interest Income                                           (271) Detail
                                                        ------------
                                                                   -  Difference
                                                        ------------

17  OTHER (ATTACH LIST)                                 $          0  Reported
                                                        ------------
      Gain/Loss on Sale of Assets                                  -  Detail
                                                        ------------
                                                                   -  Difference
                                                        ------------

ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                                   (6,624,139) Reported
                                                        ------------
      Transfer to Inc - all money sweeps                  (6,624,139) Detail
                                                        ------------
        to KH Inc. Case #400-42141                                 -  Difference
                                                        ------------


ACCRUAL BASIS-4

6.  OTHER (ATTACH LIST)                                      238,328  Reported
                                                        ------------
      FET (720) 12/16-31/01 Pd 01/04                        (188,559)
      FET (720) 01/01-15/02 Pd 01/22                         179,630
      FET (720) Refunds - Reconciling Items Fuel Cr           21,016
      FET (720) Refunds - Reconciling Item Surf Air          (49,986)
      FET (720) 01/16-31/02                                  276,227           -

                                                        ------------
                                                             238,328  Detail
                                                        ------------
                                                                   -  Difference
                                                        ------------